77Q1(e)

Management Agreement with American Century Investment Management, Inc.  effective as of  October 31, 2013, filed as Exhibit 99 (d)(3) to Form 485A  Post-Effective  Amendment No. 67 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  October 28, 2013, effective October 31, 2013, and incorporated herein by reference.